UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2011 (January 3, 2011)

GateHouse Media, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33091	36-4197635
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 598-0030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 3, 2011, the Board of Directors of GateHouse Media, Inc. (the “Company”) approved a change to the Company’s fiscal year, which previously ended on December 31 of each year, to a 52 week operating year ending on the Sunday closest to December 31. The change is effective beginning with the Company’s 2011 fiscal year, which will end on January 1, 2012. Because the change in the Company’s fiscal year represents only a one day difference, a transition period report will not be required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GateHouse Media, Inc.

Date: January 6, 2011	By:	/S/ MICHAEL E. REED
Chief Executive Officer